UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 1, 2007

Date of Report (Date of earliest event reported)

MPC CORPORATION

(Exact Name of Registrant as Specified in Charter)

Colorado	0-115404	84-1577562
(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

906 East Karcher Road, Nampa, ID 83687

(Address of principal executive offices)

(208) 893-3434

(Registrant’s telephone number, including are code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Agreement

As more fully described in Item 2.01 of this Current Report on Form 8-K, on October 1, 2007 (the “Closing Date”), MPC Corporation, a Colorado corporation (“MPC”), through its wholly-owned subsidiary MPC-PRO LLC, a Delaware limited liability company (“MPC-PRO”), purchased from Gateway, Inc., a Delaware corporation (“Gateway”) and Gateway Technologies, Inc., a Delaware corporation (“Gateway Technologies"), the Gateway Professional Division, the portion of the Consumer Direct Division that markets business-related products, and a portion of the Customer Care & Support department that provides technical services to customers of the Professional and Consumer Direct Divisions (collectively, the “Professional Business”) pursuant to an Asset Purchase Agreement dated September 4, 2007 (a copy of such agreement was filed with the Current Report on Form 8-K filed on September 6, 2007 and is incorporated herein by reference). The acquisition included the purchase of all of the capital stock of Gateway Companies Inc., a Delaware corporation (“GCI”), and the membership interests of Gateway Professional, LLC, a Delaware limited liability company (“GP”), and Gateway Pro Partners, LLC, a Delaware limited liability company (“GCC”). In connection with the transaction, MPC entered into the following material agreements on the Closing Date that were conditions to closing the transaction: (1) a Lock-Up Agreement between MPC and Gateway with respect to the MPC Shares (as defined in Item 2.01 of this Current Report) (the "Lock-Up Agreement"); (2) a Registration Rights Agreement with Gateway with respect to the MPC common stock, no par value, and MPC Series B Preferred Stock issued as consideration to the transaction (the "Registration Rights Agreement"), (3) a Transition Services Agreement between MPC-PRO and Gateway (the "Transition Services Agreement"); and (4) an Intercreditor Agreement between MPC-PRO, Gateway, GCI. and Wells Fargo Bank, National Association, acting though its Wells Fargo Business Credit operating division (“WFBC”) (the "Intercreditor Agreement"). Additionally, in connection with the transactions contemplated by the Asset Purchase Agreement, MPC and/or its affiliates entered into the following material agreements: (1) Account Purchase Agreements between WFBC and each of MPC-PRO and GCI (the "Account Purchase Agreements"); (2) Guaranties by Corporation between MPC and WFBC (the "Guaranties"); (3) Second Amendments to Account Purchase Agreements between WFBC and each of MPC Computers, LLC, MPC-G, LLC and MPC Solutions Sales LLC (the "Amended Account Purchase Agreements"); (4) Cross-Collateral and Cross-Default Agreement by and between MPC and each its subsidiaries and WFBC (the "Cross-Collateral Agreement"); (5) Lease Agreement between MPC-PRO and Gateway (the "Lease Agreement"); (6) Letter Agreement between MPC, MPC-PRO, Gateway and Gateway Technologies and (7) Limited License Agreement between MPC and Gateway ("License Agreement"). Each of the forgoing agreements is described in more detail below.

Lockup-Agreement

Under the Lock-Up Agreement, Gateway has agreed that it will not offer, sell, contract to sell, short, pledge or otherwise dispose of any MPC common stock beneficially owned, held or thereafter acquired by Gateway or its affiliates for a period of 12 months (the “Restriction Period”), except for Permitted Transfers as defined by the agreement.

The foregoing description of the Lock-Up Agreement is not complete and is qualified in its entirety by reference to the Lock-Up Agreement, which is attached as Exhibit 4.1.

Registration Rights Agreement

The Registration Rights Agreement provides that following the Restriction Period as set forth in the Lock-Up Agreement and upon receipt of a demand request from Gateway, MPC shall file a registration statement with respect to the Registrable Securities, as defined by the agreement, which include the MPC Shares issued in connection with the transaction. The Registration Rights Agreement grants Gateway customary and piggyback rights. The Registration Rights Agreement is subject to any limitations and conditions set forth in any prior registration rights agreements entered into by MPC.

The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to the Registration Rights Agreement, which is attached as Exhibit 4.2.

Transition Services Agreement

Under the Transition Services Agreement, Gateway will provide accounting, human resource, manufacturing, procurement, marketing, information technology, and other specified services (collectively, “the Services”). Gateway will also undertake certain buy/sell activities related to components on behalf of MPC in the course of providing the Services, which will include the procuring of components from component suppliers and selling of such components to original design manufacturers (“ODMs”) in support of the manufacture at such ODMs of finished goods that are will be ordered from the ODMs by Gateway for subsequent sale to MPC (the “Buy/Sell Activity”). As consideration for the Services and the Buy/Sell Activity, MPC will pay Gateway a total of $6.2 million payable in eight bi-weekly installments of $724,000 commencing on the second Friday after the Closing Date, and one payment of $362,000 due on the seventeenth Friday after the Closing Date. Additionally, MPC must reimburse Gateway for all components purchased by Gateway, plus a percentage markup of (i) one-half percent during the second eight-week period following close, (ii) one percent during the second eight-week period, and (iii) two percent thereafter. MPC will also reimburse Gateway for all software license fees paid in the course of providing the Services and expenses incurred in the Buy/Sell Activity at the rates specified in the Transition Services Agreement. Transition Services Agreement will continue in effect from October 1, 2007 until the latest expiration date specified by the Agreement for the Services, generally for 17 weeks, unless the Agreement or any Service provided is earlier terminated by MPC.

The foregoing description of the Transition Services Agreement is not complete and is qualified in its entirety by reference to the Transition Services Agreement, which is attached as Exhibit 99.1.

Intercreditor Agreement

The Intercreditor Agreement provides Gateway with a junior security interest in accounts receivable generated on or after the Closing Date, inventory, and all other property of MPC-PRO and GCI as specified in the agreement (the

“WFBC Collateral”) to secure the payment of obligations owing to Gateway under the Transition Services Agreement (the “TSA Obligations”). WFBC and MPC-PRO will agree to set aside certain accounts receivable for the payment of the TSA Obligations.

The foregoing description of the Intercreditor Agreement is not complete and is qualified in its entirety by reference to the Intercreditor Agreement, which is attached as exhibit 99.2.

Account Purchase Agreements

On October 1, 2007, MPC-PRO and GCI (which was acquired by MPC-PRO in connection with the Professional Business, each entered into an Account Purchase Agreement with WFBC. Under these agreements, MPC-PRO and GCI may assign to WFBC, and WFBC may purchase from MPC-PRO and GCI, Accounts (as defined in the Agreements). WFBC will advance to MPC-PRO and GCI 90% of the value of the purchased Accounts. WFBC may adjust the advancement percentage at any time in its commercially reasonable discretion upon prior notice to MPC-PRO and GCI. MPC-PRO and GCI will pay fees equal to the Wells Fargo Prime Rate (as defined in the Agreements), plus 0.75% per annum (the “WFBC Discount”) multiplied by the total amount of Accounts purchased and not yet paid by MPC-PRO and GCI customers, computed daily. WFBC has the right to require that MPC-PRO re-purchase the Accounts in the event customers of MPC-PRO and GCI do not pay the receivable within a timeframe specified in the Account Purchase Agreements, if a material customer dispute arises or in the event of a default under the Account Purchase Agreements. The Account Purchase Agreements are subject to customary default provisions. WFBC has discretion under the Account Purchase Agreements as to the accounts purchased and the percentage advanced after submission of the Accounts for approval. WFBC is not obligated to buy any Account from MPC-PRO and GCI that WFBC does not deem acceptable in its sole discretion. There is no minimum amount of Accounts to be purchased by WFBC under the Account Purchase Agreements. The facilities are secured by the assets of MPC-PRO and GCI. The Account Purchase Agreements are for a term of three (3) years from November 14, 2006. There is an initial annual combined fee for all MPC entities of $100,000 and an annual fee of $200,000 thereafter in addition to a minimum fee. Early termination fees apply if the Account Purchase Agreements are terminated before the end of their term. An origination fee of $150,000 was paid at closing.

The foregoing description of the Account Purchase Agreements is not complete and is qualified in its entirety by reference to the Account Purchase Agreements, which are attached as Exhibits 99.3 and 99.4.

Guaranties

In connection with the Account Purchase Agreements discussed above, MPC entered into two agreements with WFBC each entitled Guaranty by Corporation dated October 1, 2007, in favor of WFBC.  Pursuant to the terms of the Guarantees, MPC has unconditionally agreed to guarantee any and all payment obligations of MPC-PRO and GCI incurred under the Account Purchase Agreements.

The foregoing description of the Guaranties is not complete and is qualified in its entirety by reference to the Guaranties, which are attached as exhibits 99.5 and 99.6.

Amended Account Purchase Agreements

On October 1, 2007, MPC Computers, LLC, a wholly owned subsidiary of MPC, and its subsidiaries MPC-G, LLC and MPC Solutions Sales LLC (MPC Computers, LLC and its subsidiaries being referred to collectively herein as “MPC LLC”) entered into separate Second Amendments to Account Purchase Agreements with WFBC. The Amended Account Purchase Agreements modify certain account purchase agreements dated November 14, 2006, as amended, primarily as to minimum fees and Wells Fargo Prime Rate as defined in the Amended Account Purchase Agreements. The minimum monthly fee to be paid in aggregate by MPC affiliates to WFBC is determined by multiplying the WFBC Discount, times $30,000,000 times 30 divided by 360.

The foregoing description of the Amended Account Purchase Agreements is not complete and is qualified in its entirety by reference to the Amended Account Purchase Agreements, which are attached as Exhibits 99.7, 99.8 and 99.9.

Cross-Collateral Agreement

MPC and each of its subsidiaries entered into a Cross-Collateral and Cross Default Agreement, dated October 1, 2007 (the “Cross-Collateral Agreement”), in favor of WFBC.  Pursuant to the terms of the Cross-Collateral Agreement, MPC and each of its subsidiaries agreed to secure the obligations of the other entities as if they were their own.

The foregoing description of the Cross-Collateral Agreement is not complete and is qualified in its entirety by reference to the Cross-Collateral Agreement, which is attached as Exhibit 99.10.

Lease Agreement

MPC-PRO entered into a Lease Agreement with Gateway to lease a portion of a manufacturing facility in North Sioux City, South Dakota, for a term of 5 years from the Lease Commencement Date, as defined in the Lease Agreement, with two 5-year renewal options. Under the Lease Agreement, the monthly initial base rent is $36,000 per month with annual escalation in base rent as specified in the Lease Agreement.

The foregoing description of the Lease Agreement is not complete and is qualified in its entirety by reference to the Lease Agreement, which is attached as Exhibit 99.11.

Letter Agreement

As a condition to close under the Asset Purchase Agreement, MPC was to have raised at least $9.0 million in additional cash and cash equivalents through the conversion of outstanding convertible securities, the exercise of warrants or the sale of additional equity securities, as measured relative to MPC’s cash and cash equivalents as of the September 4, 2007 date of the Asset Purchase Agreement. This condition was modified to raising at least $8.0 million under a letter agreement dated October 1, 2007 among the parties to the Asset Purchase Agreement (a copy of such letter agreement is filed herewith as Exhibit 99.12 and incorporated herein by reference). In satisfaction of this condition, MPC raised $8.2 million from the exercise for cash of $1.10 warrants issued in connection with two private placement financings in September 2006 that included the issuance of convertible debentures. As of the October 1, 2007 Closing, $13,432,750 of the convertible debentures have been converted into MPC’s common stock and MPC Series A Preferred Stock since original issuance.

License Agreement

On the Closing Date, MPC and Gateway entered into a Limited License Agreement to grant MPC a non-exclusive, royalty-free, one-year use of Gateway Licensed Marks on Licensed Products, as defined, subject to the terms and conditions of the agreement. Gateway may, in its sole discretion, terminate the Limited License Agreement in the event of a change of control of MPC. A copy of the Limited License Agreement is filed herewith as Exhibit 99.13 and incorporated herein by reference.

The foregoing description of the License Agreement is not complete and is qualified in its entirety by reference to the License Agreement, which is attached as Exhibit 99.13.

Item 2.01 Completion of Acquisition of Assets

On October 1, 2007, MPC, through its wholly-owned subsidiary MPC-PRO, purchased from Gateway and Gateway Technologies, the Professional Division, the portion of the Consumer Direct Division that markets business-related products, and a portion of the Customer Care & Support department that provides technical services to customers of the Professional and Consumer Direct Divisions (collectively, the “Professional Business”) pursuant to an Asset Purchase Agreement dated September 4, 2007. The Professional Business is primarily engaged in the sale, resale and marketing of desktop computer systems, laptops, servers, networking gear and other peripherals, and replacement parts to educational institutions, government entities (federal, state and local), value-added resellers and certain other resellers, and small business sales generated by Gateway’s web and phone centers.

The purchase included specified inventory totaling approximately $30 million, customer lists and customer relationships, and the sales, marketing, service and administrative functions supporting the Professional Business. The acquisition included the purchase of all of the capital stock of GCI, and the membership interests of GP and GCC.

As consideration, MPC-PRO assumed certain warranty obligations and other obligations currently estimated at $70 million and will issue to Gateway a promissory note estimated to be $6 million. The amount of the promissory note is subject to adjustment based on the Final Net Inventory/Liability Statement as defined in the Asset Purchase Agreement (a copy of such form of promissory note was filed as Exhibit 99.1 to the Current Report on Form 8-K filed September 6, 2007 and is incorporated herein by this reference). The promissory note will bear interest at a rate of 8% and is repayable by April 1, 2008 in equal bi-monthly installments. Pursuant to the Asset Purchase Agreement, the promissory note must be executed and delivered by MPC within 5 business days after determination of the Final Net Inventory/Liability Statement. In addition, MPC will issue 5,602,454 shares of MPC common stock totaling approximately 19.9% of the MPC outstanding common stock as of the Closing Date (the “MPC Common Shares”), and 249,171 shares of MPC's Series B Preferred Stock convertible into 4,983,416 shares of MPC common stock (following approval by MPC’s shareholders permitting such conversion) representing the difference between (a) 19.9% of the outstanding common stock of MPC as of the Closing Date on a fully-diluted basis (excluding securities issued to MPC employees under MPC’s current employee equity plans) and (b) the number of shares of the MPC Common Shares (the “MPC Preferred Shares” and, together with the MPC Common Shares, the “MPC Shares.”) In the event shareholder approval is not obtained within one year following closing, all outstanding shares of MPC Series B Preferred Stock are to be redeemed by MPC at 1.5 times the closing price times the number of shares of MPC common stock into which the MPC Series B Preferred Stock is then convertible.

The foregoing description of the Gateway transaction is not complete and is qualified in its entirety by reference to the Asset Purchase Agreement, which was filed with the Company's Current Report on Form 8-K filed September 6, 2007 and the Letter Agreement, which is attached hereto as Exhibit 99.12.

Item 2.03 Creation of a Direct Financial Obligation

The information set forth above under Item 1.01 regarding the Account Purchase Agreement with WFBC, the Lock-Up Agreement, the Intercreditor Agreement, the Guarantees, the Second Amendment to Account Purchase Agreements, the Cross-Collateral and Cross-Default Agreements, and the Lease Agreement with Gateway are hereby incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

As discussed in Item 1.01, as a condition to close under the Asset Purchase Agreement, MPC was to have raised additional cash and cash equivalents through the conversion of outstanding convertible securities, the exercise of warrants or the sale of additional equity securities.

On October 1, 2007, MPC issued 3,563,336 shares of unregistered MPC common stock on the conversion of $2,672,502 worth of debentures and the accrued interest and penalties thereon.

On October 1, 2007, MPC issued 2,301,569 shares of unregistered MPC common stock on the exercise of 2,301,569 $1.10 warrants to purchase common stock. MPC received an aggregate of $2,531,726 for the exercise of such warrants.

On October 1, 2007, MPC issued 626,546 shares of unregistered MPC Series A Preferred Stock upon the conversion of $8,579,488 worth of debentures and the accrued interest and penalties and the exercise of 1,091,608 $1.10 warrants to purchase common stock. MPC received an aggregate of $1,200,769 for the exercise of such warrants.

As more fully discussed in Item 2.01 above, on October 1, 2007 MPC will issue 5,602,454 shares of unregistered MPC common stock and 249,171 shares of unregistered MPC Series B Preferred Stock to Gateway as consideration for the purchase of the Professional Business.

The securities were sold in reliance on Section 4(2) of the Securities Act of 1933 (the "Act") and Regulation D thereunder.

Item 3.03 Material Modification to Rights of Security Holders

As discussed in Item 1.01, as a condition to close under the Asset Purchase Agreement, MPC was to have raised additional cash and cash equivalents through the conversion of outstanding convertible securities, the exercise of warrants or the sale of additional equity securities. In connection with this obligation, two MPC investors, Crestview Capital Master LLC ("Crestview") and Toibb Investment LLC ("Toibb"), intended to exercise their warrants and convertible debentures, but because of their large holdings, their beneficial ownership of our common stock, as defined in Rule 13d-3 as promulgated under the Securities Exchange Act of 1934, as amended, could have exceeded 9.99%. As such, on October 1, 2007, MPC entered into an Amendment No. 1 to Convertible Debenture with each of Crestview and Toibb (the "Debenture Amendments"), pursuant to which their respective Convertible Debentures due on September 6, 2009 were amended such that the debentures were convertible into shares of MPC Series A Preferred Stock. Additionally, MPC and both Crestview and Toibb agreed that, upon the exercise of their warrants prior to the Closing, MPC would issue (i) common stock only to the extent that their beneficial ownership reaches 9.99% and (ii) the number of shares of MPC Series A Preferred Stock that will convert into a number of shares of MPC common stock equal to the difference between the number of shares of common stock such holder would receive if all of such holder's warrants were exercised for MPC common stock and the number of shares of MPC common stock such holder actually received in order to avoid exceeding 9.99% beneficial ownership.

The foregoing description of the Debenture Amendments are not complete and are qualified in their entirety by reference to the Debenture Amendments, which are attached as Exhibit 4.3 and 4.4. MPC negotiated the Debenture Amendments with each of Crestview and Toibb separately and each of Crestview and Toibb acted independently and without knowledge of the other's actions.

Additionally, on October 1, 2007, MPC entered into an amendment to that certain Registration Rights Agreement dated as of September 6, 2006 with Crestview and Toibb such that the registration and other rights applicable to shares of common stock issuable upon conversion of the their debentures apply equally to the shares of common stock issuable on conversion of the Series A Preferred Stock issued pursuant to the Debenture Amendments. The foregoing description of the amendment to the Registration Rights Agreement is not complete and is qualified in its entirety by reference to Amendment No. 1 to the Registration Rights Agreement, which is attached as Exhibit 4.5.

Item 5.03 Amendments to Articles of Incorporation

Effective September 28, 2007, we amended our amended and restated articles of incorporation with the State of Colorado to designate MPC Series A and Series B Preferred Stock and authorize the issuance of 615,000 and 240,000 shares respectively. Both the MPC Series A and Series B Preferred Stock will be participating, non-voting and will have a liquidation preference equal to $.00000001 per share. Each share of MPC Series A Preferred Stock will automatically convert to MPC common stock at such time the conversion would not cause the beneficial ownership to exceed 9.99% beneficial ownership. All MPC Series B Preferred Stock to be issued to Gateway converts to MPC common stock upon shareholder approval by a majority of the MPC common shareholders (the “Series B Automatic Conversion Event”). As a condition of the Asset Purchase Agreement, Gateway shall vote in favor of the Series B Automatic Conversion Event. In the event shareholder approval is not obtained, all outstanding shares of Series B Preferred Stock shares are to be redeemed by MPC at 1.5 times the Closing Price times the number of shares of Common Stock into which the Series B Preferred Stock is then convertible.

Effective October 5, 2007, we further amended our amended and restated articles of incorporation with the State of Colorado to authorize the issuance of 640,000 shares of Series A Preferred Stock and 260,000 shares of Series B Preferred Stock.

A copy of Amended and Restated Articles of Incorporation of MPC Corporation, as amended, is filed herewith as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial statement of businesses acquired.

The financial statements with respect to the transaction described in Item 2.01 will be filed by the Company no later than December 17, 2007.

(b)	Pro forma financial information.

The pro forma financial information with respect to the transaction described in Item 2.01 will be filed by the Company no later than December 17, 2007.

(c) Exhibits

EXHIBIT INDEX

Exhibit
Number	Description of Document

3.1	Amended and Restated Articles of Incorporation of the Registrant, as amended

4.1	Lock-up Agreement dated October 1, 2007 by and between the Company and Gateway, Inc.

4.2	Registration Rights Agreement dated October 1, 2007 by and between the Company and Gateway, Inc.

4.3	Amendment No. 1 to Convertible Debenture dated as of October 2, 2007 by and between the Company and Crestview Capital Master LLC

4.4	Amendment No. 1 to Convertible Debenture dated as of October 2, 2007 by and between the Company and Toibb Investment LLC

4.5	Amendment No. 1 to Registration Rights Agreement dated as of October 1, 2007 among the Company and the purchasers signatory thereto

99.1	Transition Services Agreement dated as of October 1, 2007 among MPC PRO, LLC and Gateway, Inc.

99.2

Intercreditor Agreement dated as of October 1, 2007 by and among Wells Fargo Bank, National Association acting through its Wells Fargo Business Credit operating division, Gateway, Inc., Gateway Companies, Inc. and MPC-Pro, LLC

99.3	Account Purchase Agreement dated as of October 1, 2007 between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and MPC-Pro, LLC

99.4	Account Purchase Agreement dated as of October 1, 2007 between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and Gateway Companies, Inc.

99.5	Guaranty by Corporation dated as of October 1, 2007, by and between MPC Corporation for the benefit of Wells Fargo Bank, National Association through its operating Division Wells Fargo Business Credit

99.6	Guaranty by Corporation dated as of October 1, 2007, by and between MPC Corporation for the benefit of Wells Fargo Bank, National Association through its operating Division Wells Fargo Business Credit

99.7

Second Amendment to Account Purchase Agreement dated as of October 1, 2007 by and between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and MPC Computers, LLC

99.8

Second Amendment to Account Purchase Agreement dated as of October 1, 2007 by and between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and MPC-G, LLC

99.9

Second Amendment to Account Purchase Agreement dated as of October 1, 2007 by and between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and MPC Solutions Sales LLC

99.10

Cross-Collateral and Cross Default Agreements dated as of October 1, 2007 by and among Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and MPC Computers, LLC, MPC-G, LLC, MPC Solutions Sales, LLC, Gateway Companies, Inc. and MPC-Pro, LLC

99.11	Lease dated September 4, 2007 by and between Gateway, Inc. and MPC-PRO, LLC

99.12	Letter Agreement dated October 1, 2007 by and between the Company and Gateway, Inc.

99.13	Limited License of Gateway's Rights dated October 1, 2007 by and between the Company and Gateway, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MPC CORPORATION

Date: October 5, 2007	By: /s/ Curtis M. Akey Curtis M. Akey Vice President, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

Exhibit
Number	Description of Document

3.1	Amended and Restated Articles of Incorporation of the Registrant, as amended

4.1	Lock-up Agreement dated October 1, 2007 by and between the Company and Gateway, Inc.

4.2	Registration Rights Agreement dated October 1, 2007 by and between the Company and Gateway, Inc.

4.3	Amendment No. 1 to Convertible Debenture dated as of October 2, 2007 by and between the Company and Crestview Capital Master LLC

4.4	Amendment No. 1 to Convertible Debenture dated as of October 2, 2007 by and between the Company and Toibb Investment LLC

4.5	Amendment No. 1 to Registration Rights Agreement dated as of October 1, 2007 among the Company and the purchasers signatory thereto

99.1	Transition Services Agreement dated as of October 1, 2007 among MPC PRO, LLC and Gateway, Inc.

99.2

Intercreditor Agreement dated as of October 1, 2007 by and among Wells Fargo Bank, National Association acting through its Wells Fargo Business Credit operating division, Gateway, Inc., Gateway Companies, Inc. and MPC-Pro, LLC

99.3	Account Purchase Agreement dated as of October 1, 2007 between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and MPC-Pro, LLC

99.4	Account Purchase Agreement dated as of October 1, 2007 between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and Gateway Companies, Inc.

99.5	Guaranty by Corporation dated as of October 1, 2007, by and between MPC Corporation for the benefit of Wells Fargo Bank, National Association through its operating Division Wells Fargo Business Credit

99.6	Guaranty by Corporation dated as of October 1, 2007, by and between MPC Corporation for the benefit of Wells Fargo Bank, National Association through its operating Division Wells Fargo Business Credit

99.7

Second Amendment to Account Purchase Agreement dated as of October 1, 2007 by and between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and MPC Computers, LLC

99.8

Second Amendment to Account Purchase Agreement dated as of October 1, 2007 by and between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and MPC-G, LLC

99.9

Second Amendment to Account Purchase Agreement dated as of October 1, 2007 by and between Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and MPC Solutions Sales LLC

99.10

Cross-Collateral and Cross Default Agreements dated as of October 1, 2007 by and among Wells Fargo Bank, National Association, acting through its Wells Fargo Business Credit operating division, and MPC Computers, LLC, MPC-G, LLC, MPC Solutions Sales, LLC, Gateway Companies, Inc. and MPC-Pro, LLC

99.11	Lease dated September 4, 2007 by and between Gateway, Inc. and MPC-PRO, LLC

99.12	Letter Agreement dated October 1, 2007 by and between the Company and Gateway, Inc.

99.13	Limited License of Gateway's Rights dated October 1, 2007 by and between the Company and Gateway, Inc.